Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2007 (the “Report”), I, C.R. Cloutier, Chief Executive Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. R. Cloutier
________________________
C.R. Cloutier
Chief Executive Officer
May 10, 2007